Exhibit 99.2

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of August 1, 2007 (the “Agreement”), made by PRIMEDIA INC., a Delaware corporation (the “Company”) and each of the Subsidiaries of the Company identified under the caption “Subsidiary Securing Parties” on the signature page hereof (each a “Subsidiary Securing Party”) (the Company and each Subsidiary Securing Party, each a “Pledgor” and collectively the “Pledgors”), in favor of CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent (the “Pledgee”) for the benefit of the Secured Creditors (as hereinafter defined).  Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Company, various financial institutions from time to time party thereto (the “Banks”), The Bank of New York, as Syndication Agent, Lehman Brothers Inc., Citibank, N.A. and First Third Bank, as Co-Documentation Agents, and Credit Suisse, Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”, and together with the Banks, the “Bank Creditors”), have entered into a Credit Agreement, dated as of August 1, 2007 (as amended, modified, supplemented, restated or refinanced from time to time, the “Credit Agreement”), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

WHEREAS, the Company desires to incur Loans and have Letters of Credit issued for its account pursuant to the Credit Agreement;

WHEREAS, certain of the Pledgors have guaranteed, pursuant to Subsidiary Guarantees, the obligations of the Company with respect to the Credit Agreement;

WHEREAS, the Company may from time to time after the date hereof become party to one or more Interest Rate Protection Agreements with one or more Banks or any affiliate thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank’s or affiliate’s successors and assigns, collectively, the “Interest Rate Protection Creditors”);

WHEREAS, the Company may from time to time incur additional senior Indebtedness which, on the terms and subject to the conditions set forth herein and in the Credit Agreement, shall be secured hereby;

WHEREAS, it is a condition precedent to the making of Loans to the Company and the incurrence or maintenance of Letters of Credit for the account of the Pledgor under the Credit Agreement that the Pledgors shall have executed and delivered to the Pledgee this Agreement;

WHEREAS, the Pledgors desire to execute this Agreement to satisfy the conditions described in the preceding paragraph;

NOW, THEREFORE, in consideration of the benefits accruing to the Pledgors, the receipt and sufficiency of which are hereby acknowledged, the Pledgors hereby make the following representations and warranties to the Pledgee and hereby covenant and agree with the Pledgee as follows:

1.             SECURITY FOR OBLIGATIONS.  This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i)            the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Company under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued for the account of the Company under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgors, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance of and compliance with the terms of the Credit Documents by the Pledgors (all such principal, interest, obligations, and liabilities under this clause (i), except to the extent consisting of obligations under or with respect to Interest Rate Protection Agreements, being herein collectively called the “Credit Agreement Obligations”);

(ii)           the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Company under any Interest Rate Protection Agreement or with respect thereto, whether such Interest Rate Protection Agreement is now in existence or hereafter arising, and the due performance and compliance by the Company with all of the terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the “Interest Rate Protection Obligations”);

(iii)          the full and prompt payment when due of all obligations designated by the Company to be secured hereby, but only to the extent (A) that such obligations (x) are by their terms not expressly subordinated to any obligations (as hereinafter defined) then outstanding, and (y) are, at the time of the incurrence or issuance thereof, permitted to be incurred or issued, and are expressly permitted to be secured hereunder, pursuant to the Credit Agreement and (B) the Company shall have delivered to the Pledgee at the time of the incurrence or issuance thereof a certificate signed by a senior officer of the Company certifying that such obligations constitute Additional Senior Debt (as hereinafter defined) entitled to the benefits of this Agreement and that the conditions set forth in clause (A) above have been satisfied, such certificate to constitute conclusive evidence, binding for all purposes, that such obligations are secured as provided in this Section 1(iii) (any such obligations satisfying the foregoing criteria, “Additional Senior Debt”, and each holder of any such Additional Senior Debt being hereinafter called an “Additional Senior Debt Creditor”, with the Additional Senior Debt Creditors, the Bank Creditors and the Interest Rate Protection Creditors being called the “Secured Creditors”) and the due performance and compliance with the terms of any agreement or instrument governing any such Additional Senior Debt (any such agreement or instrument, an “Additional Senior Debt Agreement”) (all such obligations and liabilities being herein referred to as the “Additional Senior Debt Obligations”);

(iv)          any and all sums reasonably advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined); and

(v)           in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii), (iii) and (iv) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any event of default (after any applicable grace period) under any Additional Senior Debt Agreement or any payment default by the Company under any Interest Rate Protection Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the “Obligations”.

2.             TERMS; DEFINITION OF STOCK, ETC.  Terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

As used herein, the term “uncertificated security” has the meaning set forth in Article 8 of the UCC (as such term is defined in Section 3.3 below).

“Stock” shall mean any Equity Interests of any Restricted Subsidiary owned by any Pledgor; provided, that, notwithstanding anything to the contrary in this Agreement, in no event shall more than 65% of the total outstanding voting Equity Interests of any Foreign Subsidiary be required to be pledged hereunder.

Each Pledgor represents and warrants that on the date hereof (in the case of the Company, as to itself and each other Pledgor and in the case of each Pledgor (other than the Company) as to itself only (a) each Subsidiary (including, without limitation, each Excluded Foreign Restricted Subsidiary) of such Pledgor, and the direct ownership thereof, is listed on Annex A hereto; (b) all of the capital stock of all the Subsidiaries of such Pledgor (other than as otherwise set forth on Annex A hereto) is directly or indirectly wholly owned by such Pledgor; (c) the Stock held by such Pledgor consists of the number and type of shares of the Stock of the Restricted Subsidiaries as described in Annex B hereto; (d) such Pledgor is the holder of record and sole beneficial owner of such Stock; (e) such Stock constitutes that percentage of the issued and outstanding capital stock of each Restricted Subsidiary of such

Pledgor as set forth in Annex B hereto; and (f) except as set forth on Annex B, such Pledgor owns no other Stock.

3.             PLEDGE OF SECURITIES, ETC.

3.1.          Pledge.  To secure the Obligations and for the purposes set forth in Section 1, each Pledgor hereby (i) grants to the Pledgee for the benefit of the Secured Creditors a security interest in all of the Collateral (as hereinafter defined) now owned or hereafter acquired by such Pledgor; (ii) pledges and deposits as security with the Pledgee the Stock owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor’s right, title and interest in and to such Stock (and in and to all certificates or instruments evidencing such Stock), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

3.2.          Subsequently Acquired Securities.  If a Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, such Pledgor shall forthwith pledge such Stock (or certificates or instruments representing such Stock) as security with the Pledgee for the benefit of the Secured Creditors and, if in certificate or instrument form, deliver to the Pledgee certificates therefor or instruments thereof accompanied by undated stock powers duly executed in blank or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the Chief Financial Officer, the President, a Vice Chairman, the Vice President-Finance or the Treasurer of such Pledgor describing such Stock and certifying that the same have been duly pledged with the Pledgee hereunder.

3.3.          Uncertificated Securities.  Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock owned by a Pledgor (whether or not now owned or hereafter acquired) is an uncertificated security, such Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law including, in any event, under Sections 8-106 and 8-301 of the New York Uniform Commercial Code (the “UCC”).  Each Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated securities promptly upon request of the Pledgee.

3.4.          Definition of Pledged Stock and Collateral.  All Stock together with all proceeds thereof, including any securities and moneys received and at the time held by any Pledgee, is called the “Collateral”.  All Stock at any time pledged or required to be pledged hereunder is hereinafter called the “Pledged Stock”.

4.             APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  The Pledgee shall have the right to appoint one or more subagents for the purpose of retaining physical possession of the Pledged Stock, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5.             VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until a Noticed Event of Default (as hereinafter defined) shall have occurred and be continuing, each Pledgor shall be entitled to vote any and all Pledged Stock owned by it and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document, any Interest Rate Protection Agreement or any Additional Senior Debt Agreement (collectively, the “Secured Debt Agreements”), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor.  All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.  A “Noticed Event of Default” shall mean (A) at all times prior to the date on which the Credit Agreement and all Letters of Credit have been terminated and there remain outstanding no Credit Agreement Obligations (such date the “Credit Agreement Termination Date”), (i) an Event of Default in respect of the Company under Section 10.05 of the Credit Agreement and (ii) any other Event of Default under the Credit Agreement in respect of which the Administrative Agent has given the Company written notice that such Event of Default constitutes a Noticed Event of Default and (B) at all times after the date all of the Obligations of the Credit Parties under the Credit Documents have been indefeasibly paid in full in cash (the “Credit Agreement Termination Date”) (i) the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Pledgor and (ii) (x) in the event any obligations other than Public Obligations (as defined below) are then outstanding, any other Event of Default under the documentation governing any such obligations in respect of which any Secured Creditor holding such Obligations (or, in the event an agent or other representative of the holders of such Obligations shall have been appointed, such representative) has given the Company written notice that such Event of Default constitutes a Noticed Event of Default or (y) in the event that any Additional Senior Debt Obligations with respect to other securities registered under the Securities Act of 1933, as amended (such obligations, “Public Obligations”), any Event of Default under the documentation governing such other Public Obligations in respect of which the representative appointed in connection with such Public Obligations has given the Pledgor written notice that such a Noticed Event of Default constitutes an Event of Default.

6.             DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless a Noticed Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgor entitled thereto; provided that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to the repayment of the obligations on the basis set forth in Section 9, applied in accordance with Section 5.02 of the Credit Agreement or permitted to be retained by the Pledgor pursuant to the terms of the Credit Agreement).  The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

(a)           all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

(b)           all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the obligations on the basis set forth in Section 9, applied in accordance with Section 5.02 of the Credit Agreement or permitted to be retained by the Pledgors pursuant to the terms of the Credit Agreement paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(c)           all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the obligations on the basis set forth in Section 9, applied in accordance with Section 5.02 of the Credit Agreement or permitted to be retained by the Pledgor pursuant to the terms of the Credit Agreement which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization;

7.             REMEDIES IN CASE OF EVENT OF DEFAULT.  In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(a)           to receive all amounts payable in respect of the Collateral payable to the Pledgor under Section 6;

(b)           to transfer all or any part of the Pledged Stock into the Pledgee’s name or the name of its nominee or nominees;

(c)           to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

(d)           at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days’ notice of the time and place of any such sale shall be given to the Company and the relevant Pledgor.  Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise.  At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption.  Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

8.             REMEDIES, ETC., CUMULATIVE.  Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

9.             APPLICATION OF PROCEEDS.

(a)           All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

(i)            first, to the payment of all Obligations owing to the Pledgee of the type described in clauses (iv) and (v) of Section 1 of this Agreement;

(ii)           second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding obligations shall be paid to the Secured Creditors as provided in Section 9(c) with each Secured Creditor receiving an amount equal to its outstanding obligations or, if the moneys are insufficient to pay in full all such Obligations, its Pro Rata Share (as hereinafter defined) of the amount remaining to be distributed; and

(iii)          third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 18(c) hereof, to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

(b)           For purposes of this Agreement (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the amount of such Secured Creditor’s Obligations and the denominator of which is the then outstanding amount of all Obligations.

(c)           All payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, (ii) if to the Interest Rate Protection Creditors, to the representative for the Interest Rate Protection Creditors or, in the absence of such a representative, directly to the Interest Rate Protection Creditors and (iii) if to the Additional Senior Debt Creditors, to the representative for such Additional Senior Debt Creditors or, in the absence of such a representative, directly to the Additional Senior Debt Creditors.

(d)           For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement in respect of Credit Agreement Obligations, (ii) the representative for the Interest Rate Protection Creditors or, in the absence of such a representative, upon the Interest Rate Protection Creditors, in respect of Interest Rate Protection Obligations and (iii) any representative for the Additional Senior Debt Creditors or, in the absence of such a representative, upon the Additional Senior Debt Creditors, in respect of Additional Senior Debt Obligations; in each case for a determination (which the Administrative Agent, each Bank Creditor, the representative for any Interest Rate Protection Creditor (if there is such a representative), each Interest Rate Protection Creditor, the representative for any Additional Senior Debt Creditor (if there is such a representative) and each Additional Senior Debt Creditor agree (or shall agree) to provide upon request of the Pledgee) as to the outstanding obligations owed to the Bank Creditors, the Interest Rate Protection Creditors or the Additional Senior Debt Creditors, as the case may be.  Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement and the representative (if any) for any Additional Senior Debt Creditors in furnishing information pursuant to the preceding sentence, and the Pledgee in acting hereunder, shall be entitled to assume that (x) no Credit Agreement Obligations or Additional Senior Debt Obligations, as the case may be, other than principal, interest and regularly accruing fees are owing to any Bank Creditor or Additional Senior Debt Creditor and (y) no Interest Rate Protection Agreement, or Interest Rate Protection Obligations in respect thereof, are in existence.

(e)           It is understood and agreed that the Company, and to the extent provided in any Credit Document, each other Pledgor, shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses (i) and (ii) of Section 9(a).

10.          PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11.           INDEMNITY.  Each Pledgor agrees, jointly and severally, (a) to indemnify and hold harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse the Pledgee for all reasonable costs and expenses, including reasonable attorneys’ fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (a) and (b) above, for those arising from the Pledgee’s gross negligence or willful misconduct.  In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof.  If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

12.          FURTHER ASSURANCES.

(a)           Each Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor’s own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

(b)           The chief executive office and jurisdiction of organization of each Pledgor is located at the address set forth on Annex C hereto.  Each Pledgor shall not move its chief executive office or change its jurisdiction of organization unless (i) it shall have given to the Pledgee not less than 30 days’ prior written notice of its intention so to do, clearly describing such new location or jurisdiction of organization, as applicable, and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

(c)           As of the date hereof, no Pledgor has or operates in any jurisdiction under any name except its legal name.  No Pledgor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name unless (i) it shall have given to the Pledgee not less than 30 days’ prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new name, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

13.           THE PLEDGEE AS AGENT.  The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement.  It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.  The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex D hereto.

14.           TRANSFER BY PLEDGOR.  Except for sales of Collateral permitted (i) prior to the date all Credit Agreement Obligations have been paid in full and all commitments under the Credit Agreement terminated, pursuant to the Credit Agreement, and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

15.           REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR.  Each Pledgor represents, warrants and covenants that (as respects the Company, as to itself and each other Pledgor and as respects any Pledgor (other than the Company) as to itself only) (a) it is the legal, record and beneficial owner of, and has good and marketable title to, all Stock pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and except liens permitted pursuant to subsections (a) and (b) of Section 9.03 of the Credit Agreement; (b) it has full power, authority and legal right to pledge all the Stock pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance by it of this Agreement, except those which have been obtained or made or as may be required by laws affecting the offering and sale of securities generally in connection with the exercise by the Pledgee of its remedies hereunder; (e) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (f) all the shares of Stock pledged or purported to be pledged by such Pledgor have been duly and validly issued, are fully paid and nonassessable; and (g) the pledge and assignment of the Stock pledged or purported to be pledged by such Pledgor pursuant to this Agreement, together with the delivery of such Stock pursuant to this Agreement and any relevant filings or recordings (which delivery, filings and recordings have been made or obtained), creates a valid and perfected first security interest in such Stock and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Stock.  Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to the Stock pledged or purported to be pledged by it hereunder and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

16.          EACH PLEDGOR’S OBLIGATIONS ABSOLUTE, ETC.  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:  (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

17.          REGISTRATION, ETC.

(a)           If a Noticed Event of Default shall have occurred and be continuing and a Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock pledged or purported to be pledged by such Pledgor, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; provided that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance.  Such Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

(b)           If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to Section 7, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; provided that at least 10 days’ notice of the time and place of any such sale shall be given to the Pledgor who pledged such Pledged Stock.  Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof.  In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of such Pledged Stock at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

18.          TERMINATION, RELEASE.

(a)           It is expressly acknowledged and agreed that the Collateral may be sold by the Pledgors from time to time if permitted by this Agreement and the Credit Agreement in accordance with the terms hereof and thereof (x) until the Credit Agreement Termination Date, to the extent permitted by the Credit Agreement, and (y) thereafter, to the extent permitted by the other Secured Debt Agreements.  Upon any sale of the type described in the immediately preceding sentence, the Pledgee shall, at the request and expense of the Company, release the Collateral being sold and execute and deliver to the relevant Pledgors a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to the relevant Pledgors (without recourse and without any representation or warranty) the Collateral being sold as described above.

(b)           The Pledgee shall, at the request and expense of the Company, release (without recourse and without any representation or warranty) any or all of the Collateral and deliver an appropriate instrument acknowledging such release, provided that such release has been approved in writing by the Required Secured Creditors (as defined in Section 4 of Annex D hereto).

(c)           After the Termination Date (as hereinafter defined), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the Company, will execute and deliver to each Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the Pledgors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.  As used in this Agreement, “Termination Date” shall mean either (x) the date upon which the Total Commitment and all Interest Rate Protection Agreements are terminated, when no Letter of Credit is outstanding and when all Obligations (other than the Additional Senior Debt Obligations) have been paid in full or (y) to the extent written notice from the Company of such extension shall have been delivered to the Pledgee prior to the date described in clause (x) above, such later date as may be specified in such written notice; provided that in no event shall the Termination Date occur pursuant to this clause (y) prior to the date when all obligations of the type described in clauses (iv) and (v) of Section 1 of this Agreement shall have been paid in full.

(d)           At any time that the Company desires that Collateral be released as provided in the foregoing Section 18(a), (b) or (c), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to Section 18 (a), (b) or (c).  The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 18.

19.           NOTICES, ETC.  All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

(a)          if to the Pledgors, at:

Primedia Inc.
745 Fifth Avenue
New York, NY  10151
Attention:  Jason Thalor
Telephone:  (212) 745-0101
Telecopier:  (212) 745-0199

(b)          if to the Pledgee, at:

Credit Suisse, Cayman Islands Branch
Eleven Madison Avenue
New York, New York  10010
Attention: Agency Group
Telephone:  (212) 325-6996
Telecopier:  (212) 235-9120

(c)           if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement;

(d)           if to any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Pledgor and the Pledgee; and

(e)           if to any Additional Senior Debt Creditor or any representative of any Additional Senior Debt Creditors, at such address as such Additional Senior Debt Creditor or representative shall have specified in writing to the Pledgor and the Pledgee or to the respective representative;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

20.           WAIVER; AMENDMENT.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Company and the Pledgee with the written consent of the Required Secured Creditors (as hereinafter defined in Section 4 of Annex D attached hereto); provided that no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 20 without the consent of each Secured Creditor adversely affected thereby; and provided further that any change, waiver, modification or variance affecting the rights and benefits of a single class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class.  For the purpose of this Agreement, the term “Class” shall mean each class of Secured creditors, i.e., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations, (ii) the Interest Protection Creditors as holders of the Interest Rate Protection obligations and (iii) the respective Additional Senior Debt Creditors as holders of any series of the Additional Senior

Debt obligations.  For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (i) with respect to the Credit Agreement obligations, the Required Banks, (ii) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and (iii) with respect to any series of Additional Senior Debt Obligations, the holders of at least a majority of the aggregate outstanding principal amount of Additional Senior Debt Obligations of such series.

21.           MISCELLANEOUS.  This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

22.           SECURED CREDITOR ACKNOWLEDGMENT.  By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Pledgee shall be as set forth in this Agreement and in Annex E hereto.

* * * * *

IN WITNESS WHEREOF, the Pledgors and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

PRIMEDIA INC., as a Pledgor

By:	/s/ Jason S. Thaler
Name: Jason S. Thaler
Title: Senior Vice President

CONSUMER SOURCE INC.
CONSUMER SOURCE HOLDINGS, INC.
COVER CONCEPTS MARKETING SERVICES LLC
PRIMEDIA WORKPLACE LEARNING LP

By:	/s/ Jason S. Thaler
Name: Jason S. Thaler
Title: Senior Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Pledgee

By:	/s/ Thomas Cantello
Name: Thomas Cantello
Title: Director

By:	/s/ James Neira
Name: James Neira
Title: Associate